UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 10, 2026

VENTAS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	61-1055020
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

300 North LaSalle Street , Suite 1600,
Chicago, Illinois 60654
(Address of Principal Executive Offices)

001-10989
Commission file number

Registrant’s telephone number, including area code: (877) 483-6827

Not applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.25 par value	VTR	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 10, 2026, Ventas, Inc. (the “Company”) approved the appointment of Laurida Sayed as its Senior Vice President, Chief Accounting Officer and Controller of the Company, effective on or around October 5, 2026 (the “Effective Date”). As of the Effective Date, Robert F. Probst, the Company’s Executive Vice President and Chief Financial Officer, will no longer perform the responsibilities of Chief Accounting Officer on an interim basis. Mr. Probst will remain the Company’s Chief Financial Officer.

Ms. Sayed, age 44, has served as the Chief Accounting Officer of Cushman & Wakefield Ltd. since May 2024. Prior to her appointment as Chief Accounting Officer, Ms. Sayed served as Senior Vice President, Global Corporate Controller of Cushman & Wakefield Ltd. from October 2022 to May 2024, and as the Vice President, Assistant Global Controller & Global Finance Transformation from August 2019 to October 2022. She holds a Bachelor of Business Administration in Accounting from Grand Valley State University. Ms. Sayed is also a registered Certified Public Accountant.

In connection with her appointment, the Company has entered into an offer letter with Ms. Sayed providing for an annual base salary of $500,000, a target annual bonus opportunity of 60% of base salary and eligibility to participate in the Company’s long-term incentive plan. Her 2026 annual bonus and long-term incentive award will be prorated based on her service during 2026. To address compensation she will forfeit upon leaving her current employer, Ms. Sayed will also receive a one-time cash sign-on bonus of $150,000 and a one-time grant of restricted stock units with a grant date fair value of $350,000 that vests ratably over three years. Ms. Sayed entered into the Company’s standard Employee Protection and Noncompetition Agreement in connection with her appointment.

There are no arrangements or understandings between Ms. Sayed and any other persons pursuant to which she was selected as an officer, she has no family relationships with any of the Company’s directors or executive officers and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 15, 2026

VENTAS, INC.

By:	/s/ Kevin M. Bohl
	Name:	Kevin M. Bohl
	Title:	Senior Vice President and Interim General Counsel, Ethics & Compliance Officer and Corporate Secretary